UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2024

Kodiak Gas Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41732	83-3013440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9950 Woodloch Forest Drive, Suite 1900 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip code)

(936) 539-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 12, 2024, Kodiak Gas Services, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Frontier TopCo Partnership, L.P. (the “Selling Stockholder”) and Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC (together, the “Underwriters”), relating to the offer and sale (the “Offering”) by the Selling Stockholder of 5,500,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), by the Selling Stockholder at a price to the public of $42.35 per share. The Company did not sell any shares of Common Stock in the Offering and did not receive any proceeds from the sale of the shares offered by the Selling Stockholder. The Offering closed on December 13, 2024.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company and the Selling Stockholder have agreed to indemnify the Underwriters against certain liabilities and to contribute to payments the Underwriters may be required to make in the event of any such liabilities.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the copy of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 12, 2024, among the Company, Frontier TopCo Partnership, L.P. and Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: December 13, 2024	By:	/s/ Kelly M. Battle
	Name:	Kelly M. Battle
	Title:	Executive Vice President, Chief Legal Officer, Chief Compliance Officers and Corporate Secretary